UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 11, 2022

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07           Submission of Matters to a Vote of Security Holders

Six Flags Entertainment Corporation (the “Company”) held its Annual Meeting on May 11, 2022. A total of 72,943,813 shares of common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 84.57% of the Company’s outstanding common stock as of the March 16, 2022 record date. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 29, 2022.

1.Election of Directors. The following six nominees were elected to the Board of Directors of the Company to serve for the ensuing year and until their respective successors are elected and qualified.

Nominee	For	Withhold	Broker Non-Votes
Ben Baldanza	61,489,200	1,952,690	9,501,923
Selim Bassoul	62,869,721	572,169	9,501,923
Esi Eggleston Bracey	61,973,635	1,468,255	9,501,923
Denise M. Clark	62,694,419	747,471	9,501,923
Enrique Ramirez	62,378,127	1,063,763	9,501,923
Arik Ruchim	61,949,395	1,492,495	9,501,923

2.Advisory Vote to Approve Executive Compensation. The compensation paid to the Company's named executive officers was approved on an advisory basis.

For	Against	Abstain	Broker Non-Votes
54,114,635	9,237,014	90,241	9,501,923

3.Approve Amendment to Charter to Eliminate Supermajority Voting Requirement. The amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting requirement to amend the Company’s Bylaws was not approved.

For	Against	Abstain	Broker Non-Votes
63,204,778	182,648	54,464	9,501,923

4.Advisory Vote to Ratify Independent Accounting Firm. The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending January 1, 2023, was ratified on an advisory basis.

For	Against	Abstain	Broker Non-Votes
70,899,687	1,991,338	52,788	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Stephen Purtell
		Name:	Stephen Purtell
		Title:	SVP and Interim Chief Financial Officer
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Date: May 11, 2022